Exhibit 99.1

The following press release was distributed by Tecumseh Products Company on June 18, 2009.

1136 Oak Valley Drive Ann Arbor, Michigan 48108 www.tecumseh.com

FOR IMMEDIATE RELEASE

Contact:

Jeff Lambert or Tim Sipols

Lambert, Edwards & Associates

616-233-0500

Court Affirms Tecumseh Products Company 2009 Annual Meeting Date;

Rejects Herrick Foundation Attempt to Advance Meeting Date

ANN ARBOR, Mich., June 18, 2009 – Tecumseh Products Company (NASDAQ: TECUA, TECUB), a leading global manufacturer of compressors and related products, today announced that at a closed proceeding held in chambers at the Lenawee County Circuit Court yesterday, Judge Timothy P. Pickard rejected a motion by the Herrick Foundation to accelerate the date of the Company’s 2009 annual meeting, and instead ordered that the meeting take place on or before Aug. 14, 2009, the date previously set and announced by the Company. The Court also rejected the Herrick Foundation’s attempt to exert control over the Board of Directors’ decision-making responsibilities by denying the Foundation’s request to restrict the Company from taking any actions outside of the ordinary course of day-to-day operations.

Holding the annual meeting on or before July 23, 2009, the timeframe demanded by the Herrick Foundation, would not have permitted the Company to timely distribute proxy materials to shareholders in accordance with federal securities laws, and would have deprived all shareholders of the reasonable and customary period to review and carefully consider the information in the proxy statement about the important issues to be decided at the meeting.

Teresa Hess, Tecumseh’s Director of Investor Relations commented: “The Herrick Foundation filed an unnecessary and wasteful motion asking the Court to advance the annual meeting date. As the Herrick Foundation and its advisors are well aware, the Company recently set the date of its annual meeting for August 14, and holding the meeting on July 23 was not possible under applicable law. We believe that this is yet another example of the Foundation’s Trustees using the Foundation to advance their personal agendas at the expense of the Foundation and the best interests of Company’s shareholders, with disruptive effect on the Company’s ability to conduct business during these challenging economic times. The pattern of conduct by the Foundation’s Trustees suggests a disturbing indifference to the interests of all shareholders and a willingness to use any means to regain control of Tecumseh.”

On June 5, 2009, the Michigan Attorney General filed a petition raising concerns about apparent conflicts of interests on the part of the Herrick Foundation’s Trustees, Todd Herrick, Kent Herrick and Michael Indenbaum, a partner in the Honigman Miller, law firm that represents the Herrick Foundation, other Herrick family trusts holding Company shares and Todd and Kent Herrick personally. The Attorney General’s petition also calls for the examination of whether the use of the Foundation’s assets by the Trustees to pursue, among other things, the proxy fight to regain control of the Tecumseh Board is a permitted use of the Foundation’s assets under the Foundation’s governing instruments and applicable law.

At the Aug. 14 annual meeting, shareholders will consider proposals to effect a recapitalization of the Company and elect seven members of the Company’s Board of Directors, which the Company believes will advance its efforts to bring its corporate governance to world-class standards and allow it to continue to execute its strategic plan to become the global leader in commercial refrigeration.

About Tecumseh Products Company

Tecumseh Products Company is a full-line independent global manufacturer of hermetically sealed compressors for residential and commercial refrigerators, freezers, water coolers, dehumidifiers, window air conditioning units and residential and commercial central system air conditioners and heat pumps.

Press releases and other investor information can be accessed via the Investor Relations section of Tecumseh Products Company's Internet web site at http://www.tecumseh.com.

Cautionary Statements Relating to Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to the safe harbor provisions created by that Act. In addition, forward-looking statements may be made orally in the future by or on behalf of the Company. Forward-looking statements can be identified by the use of terms such as “expects,” “should,” “may,” “believes,” “anticipates,” “will,” and other future tense and forward-looking terminology.

Readers are cautioned that actual results may differ materially from those projected as a result of certain risks and uncertainties, including, but not limited to, i) the success of our ongoing effort to bring costs in line with projected production levels and product mix; ii) financial market changes, including fluctuations in foreign currency exchange rates and interest rates; iii) availability and cost of materials, particularly commodities, including steel and copper, whose cost can be subject to significant variation; iv) changes in business conditions and the economy in general in both foreign and domestic markets, the condition of which may magnify other risk factors; v) weather conditions affecting demand for replacement products; vi) actions of competitors; vii) our ability to maintain adequate liquidity in total and within each foreign operation; viii) the effect of terrorist activity and armed conflict; ix) economic trend factors such as housing starts; x) emerging governmental regulations; xi) the ultimate cost of resolving environmental and legal matters; xii) our ability to profitably develop, manufacture and sell both new and existing products; xiii) the extent of any business disruption that may result from the restructuring and realignment of our manufacturing operations or system implementations, the ultimate cost of those initiatives and the amount of savings actually realized; xiv) the extent of any business disruption caused by work stoppages initiated by organized labor unions; xv) potential political and economic adversities that could adversely affect anticipated sales and production in Brazil; xvi) potential political and economic adversities that could adversely affect anticipated sales and production in India, including potential military conflict with neighboring countries; xvii) increased or unexpected warranty claims; and xviii) the ongoing financial health of major customers. These forward-looking statements are made only as of the date of this release, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Information About Participants

ON MARCH 27, 2009, TECUMSEH PRODUCTS COMPANY FILED A PRELIMINARY PROXY STATEMENT/PROSPECTUS, AS AMENDED ON MAY 19, 2009, WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”). BEFORE SOLICITING PROXIES, WE WILL PROVIDE SHAREHOLDERS WITH A DEFINITIVE PROXY STATEMENT/PROSPECTUS CONTAINING INFORMATION ABOUT THE COMPANY AND CERTAIN PROPOSALS TO BE PRESENTED TO A VOTE OF SHAREHOLDERS AT ITS 2009 ANNUAL MEETING. WE ADVISE SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WHEN IT IS AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. SHAREHOLDERS MAY OBTAIN FREE COPIES OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (WHEN IT IS AVAILABLE) AND OTHER DOCUMENTS WE FILE WITH THE SEC AT THE SEC’S WEBSITE AT WWW.SEC.GOV. THEY MAY ALSO ACCESS A COPY OF OUR DEFINITIVE PROXY STATEMENT/PROSPECTUS WHEN IT IS AVAILABLE BY ACCESSING WWW.TECUMSEH.COM. IN ADDITION, SHAREHOLDERS MAY OBTAIN A FREE COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WHEN IT IS AVAILABLE BY CONTACTING GEORGESON INC. TOLL FREE AT (866) 203-1198 (BANKS AND BROKERS CALL (212) 440-9800).

TECUMSEH PRODUCTS COMPANY, OUR DIRECTORS, DIRECTOR NOMINEES AND SOME OF OUR EXECUTIVE OFFICERS WILL BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES IN RESPECT OF THE MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING. INFORMATION ABOUT OUR DIRECTORS, DIRECTOR NOMINEES AND SOME OF OUR EXECUTIVE OFFICERS WILL BE CONTAINED IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS. INFORMATION ABOUT THE PARTICIPANTS’ DIRECT OR INDIRECT INTERESTS IN THE MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING WILL BE CONTAINED IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS REFERRED TO ABOVE.

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